Asset Retirement Obligations and Accrued Environmental Costs	12 Months Ended
Dec. 31, 2025
Notes to Consolidated Financial Statements [Abstract]
Asset Retirement Obligations and Accrued Environmental Costs

 Note 22 | Asset retirement obligations and accrued environmental costs

	Cash flow	Discounted	Discount rate
As at December 31, 2025	payments (years)[1]	cash flows[2,3]	+0.5%	-0.5%
Asset retirement obligations			(80)	100
Retail	1 – 30	15
Potash	20 – 520	134
Phosphate	1 – 80	443
Corporate and Others[4,5]	1 – 65	741
Accrued environmental costs			(5)	5
Retail	1 – 30	49
Corporate and Others	1 – 30	294
Total		1,676

1  Time frame in which payments are expected to principally occur from December 31, 2025. Adjustments to the years can result from changes to the mine life and/or changes in the rate of tailings volumes.

2  Risk-free discount rates used to discount cash flows reflect current market assessments of the time value of money and the risks specific to the timing and jurisdiction of the obligation. Risk-free discount rates range from 3.2 percent to 6.3 percent.

3  The Company’s total undiscounted cash flows as at December 31, 2025 are $3.6 billion. For the Potash segment, the amount presented reflects only the undiscounted cash flows in the first year of decommissioning. This excludes tailings dissolution, fine tails capping, tailings management area reclamation, post-reclamation activities and monitoring, and final decommissioning beyond the first year of decommissioning, which are estimated to take an additional 125 to 500 years.

4  For nitrogen sites, there are no significant asset retirement obligations recorded. We considered the historical performance of our facilities as well as our planned maintenance, major upgrades and replacements, which can extend the useful lives beyond the foreseeable future.

5  Includes certain potash and phosphate sites that are non-operating sites, with the majority of phosphate site payments taking place over the next 10 years.